    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 1996
                                                            REGISTRATION NO. 33-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            _________________________

                             TJ INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                                                82-0250992
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                   IDENTIFICATION NUMBER)

                              200 E. MALLARD DRIVE
                               BOISE, IDAHO  83706
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                          LEVERAGED STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)
                            _________________________
                                RICHARD B. DRURY
                               CORPORATE SECRETARY
                             TJ INTERNATIONAL, INC.
                              200 E. MALLARD DRIVE
                               BOISE, IDAHO  83706
                            TELEPHONE (208) 364-3300
                (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                              ____________________

                           CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED             PROPOSED
                  TITLE OF EACH CLASS OF      AMOUNT             MAXIMUM               MAXIMUM
                     SECURITIES TO BE          TO BE          OFFERING PRICE          AGGREGATE           AMOUNT OF
                       REGISTERED           REGISTERED (1)     PER SHARE (2)      OFFERING PRICE (2)   REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, PAR VALUE $1.00 PER SHARE       400,000            $21.375             $8,550,000            $2,948.28
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

     (1) This Registration Statement relates to the registration of Four Hundred Thousand (400,000) shares of $1.00 par value common stock ("Common Stock") for issuance or delivery under the TJ International, Inc. Leveraged Stock Purchase Plan (the "Plan"). Pursuant to Rule 416(a) under the Securities Act of 1933, this Registration Statement also relates to such indeterminate number of additional shares of Common Stock as may be issuable to eliminate any dilutive effect of any future stock split, stock dividend or similar transaction.

     (2) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457 under the Securities Act of 1933, as amended, the price per share is estimated to be $21.375, based upon the average high and low prices for TJ International, Inc. Common Stock as reported on the NASDAQ National Market on December 19, 1996.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                     PART I
                  INFORMATION REQUIRED IN THE 10(a) PROSPECTUS

     The information required in Part I is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of form S-8.


                                     PART II
                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

          ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents are incorporated by reference into this Registration Statement and are deemed to be a part hereof from the date of the filing of such documents.

               (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 1995.

               (2) All reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the Registrant's Annual 1995 Report on Form 10-K, including without limitation, the Registrant's Quarterly Report on Form 10-Q for the three months ended September 28, 1996.

               (3) The description of Common Stock contained in the Registrant's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description.

               (4) All other documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

ITEM 4.        DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

     None.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Amended Certificate of Incorporation ("Certificate") of the Company provides that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Delaware Corporation Law ("DGCL"), or (iv) for any transaction from which the director derived any improper personal benefit.

     The Bylaws ("Bylaws") of the Company provide that to the full extent permitted by law, the Company shall indemnify and advance expenses to any person who is or was a director, officer, employee or fiduciary of the Company, or was serving at the request of a director, officer, employee or fiduciary of the Company, against liabilities which may be incurred by such person by reason of (or arising in part from) such capacity.

     Section 145 of the DGCL authorizes the indemnification of directors and officers against liability incurred by reason of being a director or officer and against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding seeking to establish such liability, in the case of third-party claims, if the officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and in the case of actions by or in the right of the corporation, if the officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, unless, despite the adjudication of liability, a court otherwise determines. Indemnification also is authorized with respect to any criminal action or proceeding where, in addition to the above, the officer or director has no reasonable cause to believe that his conduct was unlawful.

     The above discussion of the Company's Certificate, Bylaws and Section 145 of the DGCL is only a summary and is qualified in its entirety by the full text of each of the foregoing.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.        EXHIBITS.

     The exhibits included as part of this Registration Statement are as follows:

     EXHIBIT NUMBER           DESCRIPTION
     --------------           -----------
         3.01 Amended Certificate of Incorporation of the Company was filed as an exhibit to the Company's Form 10-Q for the quarter ended July 2, 1994, and is incorporated herein by this reference.

         3.02 Bylaws of Trus Joist Corporation (a Delaware corporation), was filed as an exhibit to the Company's Form 10-K for the fiscal year ended December 28, 1991, and is incorporated herein by this reference.

         4.01            TJ International, Inc. Leveraged Stock Purchase Plan.

         5.01            Opinion of Hawley Troxell Ennis & Hawley

        23.01            Consent of Hawley Troxell Ennis & Hawley (included in
                         Exhibit 5.01)

        23.02            Consent of Arthur Andersen LLP

        24.01            Powers of Attorney


ITEM 9.        UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





                         (Signatures on following page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Boise, State of Idaho, on December 20, 1996.

                                        TJ INTERNATIONAL, INC.



                                   By:/s/ Thomas H. Denig
                                     -------------------------
                                        Thomas H. Denig
                                        President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                     CAPACITY                               DATE
----------                                    --------                               ----

/s/ Thomas H. Denig                     President and Chief Executive                Dec. 20, 1996
---------------------------------       Officer (Principal Executive
Thomas H. Denig                         Officer and Director)


/s/ Valerie A. Heusinkveld              Vice President, Finance and                  Dec. 20, 1996
---------------------------------       Chief Financial Officer
Valerie A. Heusinkveld                  (Principal Financial and
                                        Accounting Officer)


/s/ Harold E. Thomas             *      Chairman of the Board                        Dec. 20, 1996
---------------------------------
Harold E. Thomas


/s/ Robert B. Findlay            *      Director                                     Dec. 20, 1996

---------------------------------
Robert B. Findlay


/s/ J. L. Scott                  *      Director                                     Dec. 20, 1996
---------------------------------
J. L. Scott


/s/ Jerre L. Stead               *      Director                                     Dec. 20, 1996
---------------------------------
Jerre L. Stead


/s/ Arthur L. Troutner           *      Director                                     Dec. 20, 1996
---------------------------------
Arthur L. Troutner


/s/ J. Robert Tullis             *      Director                                     Dec. 20, 1996
---------------------------------
J. Robert Tullis

                                      III-4



SIGNATURE                                CAPACITY                                   DATE
---------                                --------                                   ----

/s/ Steven C. Wheelwright        *      Director                                     Dec. 20, 1996
---------------------------------
Steven C. Wheelwright


/s/ William J. White             *      Director                                     Dec. 20, 1996
---------------------------------
William J. White


     * Thomas H. Denig, by signing his name hereto, does hereby sign this Registration Statement on behalf of each of the above-named directors of TJ International, Inc., pursuant to powers of attorney executed on behalf of each such director.


By:  /s/ Thomas H. Denig
     -----------------------------
     Thomas H. Denig
     Attorney-in-fact

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8

EXHIBIT NUMBER               DESCRIPTION
--------------               -----------

     3.01 Amended Certificate of Incorporation of the Company was filed as an exhibit to the Company's Form 10-Q for the quarter ended July 2, 1994, and is incorporated herein by this reference.

     3.02 Bylaws of Trus Joist Corporation (a Delaware corporation), was filed as an exhibit to the Company's Form 10-K for the fiscal year ended December 28, 1991, and is incorporated herein by this reference.

     4.01           TJ International, Inc. Leveraged Stock Purchase Plan.

     5.01           Opinion of Hawley Troxell Ennis & Hawley

    23.01           Consent of Hawley Troxell Ennis & Hawley
                    (included in Exhibit 5.01)

    23.02           Consent of Arthur Andersen LLP

    24.01           Powers of Attorney


                                      II-6